UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 29, 2008 (December 23, 2008)
Date of report (Date of earliest event reported)
ALLEGHENY ENERGY, INC.
(Exact name of registrant as specified in charter)

Maryland	1-267	13-5531602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Cabin Hill Drive Greensburg, Pennsylvania	15601-1689
(Address of principal executive of offices)	(Zip code)
Registrant’s telephone number, including area code: (724) 837-3000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
SIGNATURES

Item 7.01 Regulation FD Disclosure
     Allegheny Energy Supply Company, LLC (“Allegheny Supply”) was a successful bidder in a competitive-bid auction conducted by The Potomac Edison Company (“Potomac Edison”) in December 2008. Allegheny Supply and Potomac Edison are wholly owned subsidiaries of Allegheny Energy, Inc. (“Allegheny Energy”).
     In the auction, Potomac Edison requested bids to provide generation service for its Virginia customers for June 1, 2009 through June 30, 2011. The contracts awarded via the competitive bidding process mature at varying times during this 25-month period.
     Potomac Edison awarded 13 supply contracts for approximately 6.9 million megawatt-hours of full requirements service, including energy, capacity and ancillary services. Allegheny Supply was awarded contracts for approximately 6.3 million megawatt-hours over the 25-month period.
     Allegheny Energy provided certain 2009 earnings growth drivers during its investor conference call held on November 3, 2008. Allegheny Energy estimates that the auction results and a related settlement agreement approved by the Virginia State Corporation Commission on November 26, 2008 will reduce certain of its 2009 earnings growth drivers by a total of approximately $30 million on a consolidated pre-tax basis. Allegheny Energy anticipates updating its other 2009 earnings growth drivers to the extent appropriate during its investor conference call for the fourth quarter of 2008.
     Allegheny Energy’s earnings drivers include forward-looking statements that involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Actual results have varied materially and unpredictably from past expectations.
     The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.
Dated: December 29, 2008	By:	/S/ David M. Feinberg
		Name:	David M. Feinberg
		Title:	Vice President and General Counsel